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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) JUNE 6, 2003

                             TELENETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

           CALIFORNIA                0-16580                     33-0061894
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

             25111 ARCTIC OCEAN DRIVE, LAKE FOREST, CALIFORNIA 92630
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (949) 455-4000
                                                          ----------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 20, 2003, the Company entered into a Settlement Agreement and Mutual Release, effective June 6, 2003, with Comtel Electronics, Inc. dba Corlund Electronics - Tustin and Corlund Electronics Corporation dba Corlund Electronics - Camarillo (collectively "Corlund"). Under the agreement, the Company paid $500,000 to Corlund on June 20, 2003, with $250,000 due on or before July 21, 2003 and $250,000 due on or before August 20, 2003. There is a 7 day grace period for such payments to be deemed timely. On or before November 13, 2003, the Company shall pay to Corlund an additional sum based on a reconciliation of accounts receivable amounts received by both parties not to exceed $912,335.

         As part of the agreement, the Company has stipulated to a judgment in the amount of $5.2 million which has been deemed satisfied by one-third upon the payment of $500,000 at close, and shall be deemed satisfied by one-sixth for each of the $250,000 payments and one-third for the final payment. The Company has recognized an immediate benefit from the settlement aggregating $1.4 million which represents the first one-third of the satisfaction of judgment and the difference between the carrying value of the net liability owed to Corlund and the stipulated judgment. The remaining balance of $2.2 million has been recorded as a deferred gain on settlement that will be recognized as the remaining payments are made.

         The benefit of the settlement will be allocated first to the overpricing of inventory purchased from Corlund, second to the overpricing of raw materials returned to the Company from Corlund and the remaining balance will be recorded as gain on debt extinguishment.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  10.1 Settlement Agreement and Mutual Release effective June 6, 2003, by and among Telenetics Corporation and Comtel Electronics, Inc. dba Corlund Electronics - Tustin and Corlund Electronics Corporation dba Corlund Electronics - Camarillo.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2003                 TELENETICS CORPORATION

                                     By: /s/ DAVID L. STONE
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                                         David L. Stone, Chief Financial Officer